                                                                   Exhibit 10.33


                INTERIM EXECUTIVE EQUITY PARTICIPATION PROGRAM
                ----------------------------------------------
                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------
                            (BASIC EQUITY ACCOUNT)


          THIS STOCK SUBSCRIPTION AGREEMENT (the "Agreement") is entered into as of December 31, 1998 by and between Korn/Ferry International, a California corporation (the "Company") and [Insert Executive's Name], an officer of the Company ("Executive").

                                   RECITALS

          A. The Company is a corporation duly organized and existing under the laws of the State of California.

          B. In 1998, the Company adopted the Interim Executive Equity Participation Program, which provides for the sale to certain officers of the Company of shares of Company Common Stock ("Shares") on the terms and subject to the conditions set forth in this Agreement and the schedules and exhibits hereto.

          C. Executive desires to purchase Shares under the Interim Executive Equity Participation Program on the terms and subject to the conditions set forth in this Agreement and the schedules and exhibits hereto.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

          1. Definitions. For all purposes of this Agreement, the following definitions apply:

               "Basic Equity Account" means the dollar amount set forth as Item 1 of Schedule 1 hereto.

               "Fiscal Year" means the fiscal year of the Company, which is currently specified as of the period beginning each May 1 and ending each April 30 or any other period specified by the Board of Directors of the Company as the fiscal year of the Company.

               "First Installment" means the dollar amount set forth as Item 2 of Schedule 1 hereto, which equals twenty percent (20%) of the Basic Equity Account.

               "First Installment Shares" means the number of Shares equal to the First Installment divided by the Value.

               "Second Installment" means the dollar amount set forth as Item 3 of Schedule 1 hereto, which equals eighty (80%) of the Basic Equity Account.

               "Second Installment Shares" means the number of Shares equal to the Second Installment divided by the Value.

               "Shares" has the meaning set forth in Recital B.

               "U.S. Person" has the meaning set forth in Regulation S of the Securities Act of 1933, as amended. Without limitation and as further qualified in Regulation S, a "U.S. Person" is as set forth on Schedule 2 hereto and incorporated herein by this reference.

               "Value" means, for purposes of determining the price at which a Share will be sold or purchased pursuant to this Agreement, (a) the value of such Share as of September 30, 1998 (or as of such later date prior to the date of this Agreement as established by the Company's Board of Directors), as determined by an independent appraiser appointed by the Company, or (b) such other value or formula for determining value as may be specified from time to time after the date hereof in a resolution adopted by the Board of Directors of the Company for purposes of this Agreement.

          2. Subscription. Executive hereby subscribes for and agrees to purchase the First Installment Shares and the Second Installment Shares for an amount equal to the Basic Equity Account, with such Shares being issuable and such amount being payable in accordance with the provisions of this Agreement. Executive agrees that this subscription is subject to acceptance or rejection by the Company, in its discretion, in whole or in part, and shall be irrevocable upon acceptance by the Company.

          3. Method of Payment. Executive shall pay the amount equal to the Basic Equity Account by a combination of the options described in Sections 4 and 5 below. Simultaneously with executing and delivering this Agreement, Executive shall complete, execute and deliver to the Company a Payment Election in the form of Exhibit A hereto, which Payment Election shall indicate the methods of payment selected by Executive. Executive acknowledges that such Payment Election shall be irrevocable and may only be modified with the prior written consent of the Company.

          4. First Installment. The First Installment shall be paid by Executive to Company on or prior to the date hereof pursuant to paragraphs (a) or (b) below:

               (a) in cash; or

               (b) By delivery of a promissory note in the form of Exhibit B attached hereto (the "First Installment Note"). The First Installment Note shall bear interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America or its successor, as in effect from time to time, commencing on the date hereof. Principal and interest payments on the First Installment Note shall be payable as follows:

                     (i) One-fourth of the principal, plus all accrued and unpaid interest on the principal through the date payment is made, on the last business day of the first full month immediately following the date hereof (i.e., if the date hereof is not the first day of a month, then such payment will be due on the last business day of the following month);

                     (ii) One-fourth of the principal, plus all accrued and unpaid interest on the principal through the date payment is made, on the last business day of the seventh full month following the date hereof; and

                     (iii) One-fourth of the principal, plus all accrued and unpaid interest on the principal through the date payment is made, on the last business day of the thirteenth full month following the date hereof.

                     (iv) One-fourth of the principal, plus all accrued and unpaid interest on the principal through the date payment is made, on the last business day of the nineteenth full month following the date hereof.

          5. Second Installment. The Second Installment shall be paid by Executive to Company on or prior to the date hereof pursuant to paragraphs (a),
(b) or (c) below;

               (a) In cash;

               (b) By delivery of a promissory note in the form of Exhibit C attached hereto (the "Second Installment Note - Option 1"). The Second Installment Note - Option 1 shall bear interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America or its successor, as in effect from time to time, commencing on the date hereof. Principal and interest payments on the Second Installment Note - Option 1 shall commence on the first pay day of the first full month following the date hereof and be payable semi-monthly or monthly, in accordance with the Company's payroll practice, and on the date any bonus payment is made by the Company to Executive, and will be computed based on levels of gross compensation for each Fiscal Year as set forth in the Second Installment Note - Option 1, as follows:

                     (i) Six percent (6%) of the first $100,000 of compensation;

                     (ii) Ten percent (10%) of the next $50,000 of compensation;

                     (iii) Fifteen percent (15%) of the next $100,000 of compensation; and

                     (iv) Twenty-five percent (25%) of compensation in excess of $250,000.

                     Payments will be applied first to accrued and unpaid interest and second to reduce the principal outstanding;

                     Simultaneously with executing and delivering the Second Installment Note - Option 1, Executive shall execute and deliver to the Company the Authorization for Payroll Deduction for Loan attached hereto as Exhibit E; or

               (c) By delivery of a promissory note in the form of Exhibit D attached hereto (the "Second Note - Option 2"). The Second Installment Note - Option 2 shall bear interest at a rate per annum equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America or its successor, as in effect from time to time, commencing on the date hereof. Principal and interest payments shall commence on the last day of the fiscal quarter ending after the date hereof and shall be made on a quarterly basis in sixteen (16) equal installments of principal plus all accrued and unpaid interest on the total principal amount.

          6. Issuance of Shares. Subject to the provisions of Section 7 below, Company will issue to the Executive against payment of the purchase price therefor the First Installment Shares and the Second Installment Shares.

          Notwithstanding any other provision hereof, the Company will not issue any fractional Shares, but rather will make an appropriate cash payment to Executive in lieu of any issuance of a fractional Share.

          7. Stock Repurchase Agreement and Share Pledge Agreement. The Shares will be subject to the terms and conditions of a Stock Repurchase Agreement in the form of Exhibit F hereto (the "Stock Repurchase Agreement"). Executive shall execute and deliver to the Company an original counterpart thereof. The Stock Repurchase Agreement provides that the certificates evidencing the Shares will remain in the possession of the Company to secure the Company's purchase rights thereunder. Further, all of the promissory notes made by Executive in favor of Company pursuant to Sections 4 or 5 will be secured by the Shares pursuant to a Share Pledge Agreement in the form of Exhibit G attached hereto. Executive shall execute and deliver to the Company an original counterpart thereof.

          8. Investment Representations and Warranties. Executive hereby represents and warrants as indicated below:

               (a) Executive has reviewed, completed and executed Schedule 3 hereto which is incorporated herein and made a part hereof by this reference, and the information provided to the Company in such Schedule 3 is complete and accurate.

               (b) Executive has such knowledge and experience in financial and business matters and Executive is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision with respect thereto.

               (c) Executive has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated.

               (d) Executive will purchase the Shares for Executive's own account and for investment purposes only, and Executive is not purchasing the Shares with a view to or for sale in connection with any distribution, resale or disposition of the Shares.

               (e) The information provided in this Section (including without limitation the information set forth on Schedule 3 hereto) may be relied upon in determining whether the offering in which the Executive proposes to participate is exempt from registration under the

Securities Act of 1933, as amended, and applicable state securities laws and the rules promulgated thereunder.

               (f) Executive will notify the Company immediately of any material changes to the information given by Executive in this Section occurring prior to the closing of any purchase by Executive of the Shares.

               (g) Executive is an officer of the Company and as such has a high degree of familiarity with the business and operations of the Company and understands and has evaluated the merits and risks of the purchase of the Shares.

               (h) Executive has received a copy of the most recent Executive Equity Participation Materials of the Company (the "Materials"), prepared by the Company to describe the investment in the Company through purchase of the Shares, and Executive understands all of the information contained therein. Executive represents that Executive is relying solely upon the Materials and Executive's knowledge of the Company for the purpose of making Executive's decision to purchase the Shares, and Executive understands that no person has been authorized in connection with this offering to make any representations other than those contained in the Materials, and any representations not therein contained, if given or made, must not be relied upon as having been authorized by the Company.

          9. Acknowledgments and Covenants of Executive. Executive acknowledges and agrees as follows:

               (a) The Company has made available to Executive the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company concerning the Company and the proposed sale of Shares to Executive as described in the Materials, and otherwise to obtain any additional information, to the extent that the Company or its executive officers possess such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Materials; and

               (b) Executive further acknowledges and agrees with the Company that (i) the Shares have not been, and the sale of the Shares will not be, registered under the Act, or qualified under any state securities laws; (ii) any sale or other disposition of the Shares by Executive or by any transferee from Executive will be limited to a transaction permitted by the Stock Repurchase Agreement and as to which, in each instance, an exemption from the registration requirements of the Act and any applicable requirements under state securities laws can be established.

     10.    Miscellaneous.

            (a) Amendment. No change, amendment or modification of this
                ---------
Agreement shall be valid unless it is in writing and signed by the Company and the Executive.

            (b) Entire Agreement. This Agreement contains the entire agreement
                ----------------
of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein.

            (c) Counterparts. This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (d) Waiver. No waiver of any right pursuant hereto or waiver of any
                ------
breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or effect the latter enforcement of such right.

            (e) Headings. The headings of the various sections herein are solely
                --------
for the convenience of the parties and shall not effect or control the meaning or construction of this Agreement.

            (f) Notices. Any notice required or permitted to be given hereunder
                -------
shall be in writing and shall be mailed first class, postage prepaid, or shall be personally delivered, or delivered by telecopier. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, the recipient. All such communications shall be addressed as follows:

          If to the Company:

          Korn/Ferry International
          1800 Century Park East
          Suite 900
          Los Angeles, California 90067
          Attn: Corporate Secretary

          If to the Executive:

          At Executive's address as shown in the Company's books or to such other address as is provided by the parties hereto from time to time.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.



                                     EXECUTIVE


                                     By:
                                        ------------------------------------

                                     Name:     [Insert Executive's Name]
                                          ----------------------------------



                                     KORN/FERRY INTERNATIONAL,
                                     a California corporation


                                     By:
                                        ------------------------------------

                                     Name:      Elizabeth S.C.S. Murray
                                           ---------------------------------

                                     Title:     Executive VP & CFO
                                            --------------------------------

                                  SCHEDULE 1

     Attached to and made a part of that certain Interim Executive Equity Participation Program Stock Subscription Agreement (Basic Equity Account) dated December 31, 1998 between Korn/Ferry International and [Insert Executive's Name].*


     1.      Basic Equity Account and Total Purchase Price equal    $150,000.00

     2.      First Installment equals                               $ 30,000.00

     3.      Second Installment equals                              $120,000.00

     * All dollar amounts are in U.S. dollars.



                                     EXECUTIVE


                                     By:
                                        ------------------------------------

                                     Name:     [Insert Executive's Name]
                                           ---------------------------------

                                      S1

                                  SCHEDULE 2

                                 "U.S. PERSON"

     1.   Any natural person resident in the United States;

     2. Any partnership or corporation organized or incorporated under the laws of the United States;

     3.   Any estate of which any executor or administrator is a U.S. Person;

     4.   Any trust of which trustee is a U.S. Person;

     5.   Any agency or branch of a foreign entity located in the United States;

     6. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

     7. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     8.   Any partnership or corporation if;

          (a) Organized or incorporated under the laws of any foreign jurisdiction; and

          (b) Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended.

                                      S2

                                  SCHEDULE 3

                        REPRESENTATIONS AND WARRANTIES

          Attached to and made a part of that certain Interim Executive Equity Participation Program Stock Subscription Agreement (Basic Equity Account) dated December 31, 1998 between Korn/Ferry International and [Insert Executive's Name].


          (a)  Accredited Domestic Executives.  Executive should initial  each
               ------------------------------
of the following representations, if applicable:
                                     ----------

_______        (i)    Executive is a U.S. Person.

_______        (ii)   Executive's individual net worth or joint net worth with
          Executive's spouse exceeds $1,000,000.

_______        (iii)  Executive's income (including, but not limited to, salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $200,000 in each of the last two years, and Executive reasonably expects an income in excess of $200,000 in this year.

_______        (iv)   Executive's joint income with Executive's spouse
          (including, but not limited to salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $200,000 in each of the last two years, and Executive reasonably expects a joint income in excess of $200,000 in this year.

_______        (v)    Executive's joint income with Executive's spouse
          (including, but not limited to salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $300,000 in each of the last two years, and Executive reasonably expects a joint income in excess of $300,000 in this year.

_______        (vi)   Executive's investment in the Shares does not exceed 10%
          of Executive's joint net worth with Executive's spouse.

          (b)  Foreign Executives.   Initial the following representation, if
               ------------------                                          --
          applicable:
          ----------

_______        (i) Executive is not a U.S. Person and is not entering into this
            Agreement for the account or benefit of a U.S. Person.

_______        (ii) Executive acknowledges and agrees that he or she may resell the Shares only in accordance with the provisions of Regulation S, and pursuant to

                                     S3-1
            registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S.


                                               EXECUTIVE


                                               By:
                                                  ------------------------------
                                               Name:  [Insert Executive's Name]
                                                     ---------------------------

                                     S3-2

                                   EXHIBIT A

                               PAYMENT ELECTION

                               PAYMENT ELECTION

          Delivered pursuant to that certain Stock Subscription Agreement (Basic Equity Account) (the "Agreement") entered into as of December 31, 1998 by and between Korn/Ferry International, a California corporation (the "Company") and [Insert Executive's Name], an officer of the Company ("Executive").

          Capitalized terms used but not otherwise defined in this Exhibit A have the same meanings set forth in the Agreement.

          Pursuant to Section 3 of the Agreement, Executive hereby elects to pay the Total Purchase Price of $ 150,000.00 in the methods indicated in paragraphs 1 and 2 below. Executive acknowledges that this Payment Election is irrevocable and may only be modified with the prior written consent of the Company. All amounts are in United States dollars.

1.   First Installment
     ------------------

     First Installment  = $ 30,000.00

     The First Installment shall be paid by the Executive to the Company on or prior to the date of the Agreement pursuant to the paragraph initialed and completed below as follows:

Executive's                                                                                              Executive to
Initial                                                Method of Payment                                Insert Amount
---------------------------        ------------------------------------------------------        -------------------------
---------------------------           Amount to be paid in cash on or prior to the date
                                      hereof, pursuant to paragraph 4(a) of the
                                      Agreement:                                                  $_______________________


---------------------------           Amount to be paid by delivery of the First
                                      Installment Note, which is executed and enclosed,
                                      pursuant to Section 4(b) of the Agreement:                  $_______________________

2.   Second Installment
     ------------------

     Second Installment  = $ 120,000.00

     The Second Installment shall be paid by the Executive to the Company on or prior to the date of the Agreement pursuant to the paragraph initialed and completed below as follows:

Executive's                                                                                              Executive to
Initial                                                Method of Payment                                Insert Amount
---------------------------        ------------------------------------------------------        -------------------------
---------------------------           Amount to be paid in cash on or prior to the date
                                      hereof, pursuant to paragraph 5(a) of the
                                      Agreement:                                                  $_______________________


 --------------------------           Amount to be paid by delivery of the Second
                                      Installment Note--Option 1, which is executed and
                                      enclosed, pursuant to Section 5(b) of the
                                      Agreement:                                                  $_______________________



---------------------------           Amount to be paid by delivery of the Second
                                      Installment Note--Option 2, which is executed and
                                      enclosed, pursuant to Section 5(c) of the
                                      Agreement:                                                  $_______________________



Dated: ________________         By:
                                     ----------------------------------
                                Name:    [Insert Executive's Name]
                                     ----------------------------------

                                   EXHIBIT B
                             FIRST INSTALLMENT NOTE

                            SECURED PROMISSORY NOTE
                            FIRST INSTALLMENT NOTE


$ 30,000.00                                            Dated: December 31, 1998

          FOR VALUE RECEIVED, the undersigned, [Insert Executive's Name], an individual ("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $ 30,000.00 (the "Principal Amount"). Maker shall make mandatory payments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid Principal Amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was 8.50%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1. Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note. Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2.  Mandatory Payments.

              (a) Maker shall make payments on this Note in an amount equal to:

                  (i) One-fourth of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the first full month immediately following the date hereof;

                  (ii) One-fourth of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the seventh full month following the date hereof; and

                  (iii) One-fourth of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the thirteenth full month following the date hereof.

                  (iv) One-fourth of the Principal Amount, plus all interest accrued on the Principal Amount through the date payment is made, on the last business day of the nineteenth full month following the date hereof.

              (b) Maker may authorize Payee to withhold amounts, if any, otherwise payable to Maker from Payee as bonus payments or advances on bonus prior to final maturity hereof, and to apply such to payments then due under this Note by delivering to Payee the Authorization for Payroll Deduction for Loan in accordance with the terms of the Subscription Agreement.

              (c) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable.

          3. Voluntary Prepayments. Maker shall have the right at any time and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4. Pledge of Security. Maker has entered into a Pledge Agreement with Payee dated as of the date hereof (the "Pledge Agreement") pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5. Representations and Warranties. Maker hereby represents and warrants to Payee that:

              (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

              (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

              (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

              (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(c) hereof), by mandatory payment or otherwise, and such failure is not cured within 10 days;

              (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

              (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or
(iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

              (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

              (e) Payee shall not have or cease to have a first priority security interest in the Shares;

              (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge Agreement, the Subscription Agreement or the Stock Repurchase Agreement, and such failure is not cured within 10 days; or

              (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.  Remedies. Upon the occurrence of any Event of Default specified in
Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all cost and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8. Governing Law. This Note and the rights and obligations of the Maker and the Payee hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.


                                    MAKER



                                    By:
                                            ----------------------------
                                    Name:    [Insert Executive's Name]
                                            ----------------------------

                                   EXHIBIT C

                      SECOND INSTALLMENT NOTE - OPTION 1

                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 1


$ 120,000.00                                            Dated: December 31, 1998


          FOR VALUE RECEIVED, the undersigned, [Insert Executive's Name], an individual ("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $ 120,000.00 (the "Principal Amount"). Maker shall make mandatory payments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid Principal Amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% (i.e., 75 basis points) of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was 8.50%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1. Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note. Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2. Mandatory Payments. Maker hereby agrees to make mandatory payments of principal and interest on this Note based on Maker's compensation from Payee for each Fiscal Year during the term of this Note. Such mandatory payments may vary from Fiscal Year to Fiscal Year depending on the level of Maker's base compensation and bonus compensation in any particular Fiscal Year, as follows:

              (a) Maker shall make semi-monthly or monthly payments on this Note commencing on the first pay day of the first full month following the date hereof in an amount equal to (x) the Base Formula Amount (as defined below) for the Fiscal Year in which such payment is made, divided by (y) 24 (for semi-monthly payments) or 12 (for monthly payments). The Base Formula Amount for each Fiscal Year shall equal:

                  (i) Six percent (6%) of the first One Hundred Thousand Dollars ($100,000) of Maker's base compensation from Payee payable with respect to such Fiscal Year; plus

                  (ii) Ten percent (10%) of the next Fifty Thousand Dollars ($50,000) of Maker's base compensation from Payee payable with respect to such that Fiscal Year; plus

                  (iii) Fifteen percent (15%) of the next One Hundred Thousand Dollars ($100,000) of Maker's base compensation from Payee with respect to such Fiscal Year; plus

                  (iv) Twenty-five percent (25%) of Makers' base compensation from Payee in excess of Two Hundred Fifty Thousand Dollars ($250,000) with respect to such Fiscal Year.

          For example, if Maker's base salary from Payee for the Fiscal Year commencing May 1, 1996 were $160,000, Maker would make 24 semi-monthly payments of $520.83 to Payee (i.e., 6% of $100,000 = $6,000; 10% of $50,000 = $5,000; and
15% of $10,000 = $1,500. $6,000 + $5,000 + $1,500 = $12,500. $12,500 / 24 =
$520.83).

              (b) In addition, Maker shall make mandatory payments on this Note each December 31 and April 30 (or on such other dates as the Company may adopt for payment of bonus advances and/or bonus payments) from each bonus advance and bonus payment, if any, from Payee in an amount equal to the Bonus Formula Amount. The Bonus Formula Amount for each Fiscal Year shall equal the amount determined pursuant to the following formula minus all prior payments made in such Fiscal Year with respect to base compensation pursuant to subsection 2(a) and bonus compensation pursuant to this subsection 2(b):

                  (i) Six percent (6%) of the first One Hundred Thousand Dollars $100,000) of Maker's total Compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

                  (ii) Ten percent (10%) of the next Fifty Thousand Dollars ($50,000) of Maker's total compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

                  (iii) Fifteen percent (15%) of the next One Hundred Thousand Dollars ($100,000) of Maker's total compensation (i.e., base compensation plus bonus) from Payee with respect to such Fiscal Year; plus

                  (iv) Twenty-five percent (25%) of Maker's total compensation (i.e., base compensation plus bonus) from Payee in excess of Two Hundred Fifty Thousand Dollars ($250,000) with respect to such Fiscal Year.

          For example, if Maker's base salary from Payee for the Fiscal Year commencing May 1, 1996 were $160,000, and Maker's annual bonus from Payee for such Fiscal Year were $50,000, Maker would make a payment on the date such bonus payment is made of $7,500 to Payee. (i.e., Maker's total compensation for Fiscal Year 1997 would equal $210,000. 6% of $100,000 = $6,000; 10% of $50,000 =
$5,000; and 15% of $60,000 = $9,000. $6,000 + $5,000 + $9,000 = $20,000. $20,000
- $12,500 (the amount that would have been paid pursuant to Section 2(a) = $7,500.)

              (c) Maker may authorize Payee to deduct from each semi-monthly or each monthly payment of salary (depending on the Company's payroll practice) and from each bonus advance and bonus payment, if any, the amounts due under subparagraphs 2(a) and 2(b) above by delivering to Payee an executed Authorization for Payroll Deduction for Loan pursuant to the terms of the Subscription Agreement.

              (d) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the Principal Amount, together with accrued interest thereon, shall become immediately due and payable.

          3. Voluntary Prepayments. Maker shall have the right at any time and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4. Pledge of Security. Maker has entered into a Pledge Agreement with Payee dated as of the date hereof (the "Pledge Agreement"), pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5. Representations and Warranties. Maker hereby represents and warrants to Payee that:

              (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

              (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

              (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

              (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(d) hereof), by mandatory payment or otherwise, and such failure is not cured within 10 days;

              (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

              (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or
(iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

              (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

              (e) Payee shall not have or cease to have a first priority security interest in the Shares;

              (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge Agreement, the Stock Repurchase Agreement or the Subscription Agreement, and such failure is not cured within 10 days; or

              (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.  Remedies. Upon the occurrence of any Event of Default specified in
Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all costs and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8. Governing Law. This Note and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.


                              MAKER


                              By:
                                      --------------------------------
                              Name:        [Insert Executive's Name]
                                      --------------------------------

                                   EXHIBIT D

                      SECOND INSTALLMENT NOTE - OPTION 2

                            SECURED PROMISSORY NOTE
                      SECOND INSTALLMENT NOTE - OPTION 2


$ 120,000.00                                         Dated:  December 31, 1998

          FOR VALUE RECEIVED, the undersigned, [Insert Executive's Name], an individual ("Maker"), hereby unconditionally promises to pay to the order of KORN/FERRY INTERNATIONAL ("Payee"), in the manner and at the place hereinafter provided, the principal amount of $120,000.00 (the "Principal Amount"). Maker shall make mandatory prepayments in accordance with Section 2 below and Maker may make voluntary prepayments in accordance with Section 3 below.

          Maker also promises to pay interest on the unpaid principal amount hereof, which shall accrue commencing on the date hereof until paid in full, at an adjustable rate determined for each Fiscal Year (as defined below) that is equal to the reference rate plus .75% of Bank of America as in effect on the last day of the preceding Fiscal Year (which reference rate was 8.50%). For purposes hereof, "Fiscal Year" shall mean the twelve month period commencing each May 1 and ending each April 30. All computations of interest shall be made by Payee on the basis of a 365 day year, for the actual number of days elapsed during the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the Stock Subscription Agreement (Basic Equity Account) (the "Subscription Agreement") and the Stock Repurchase Agreement (the "Stock Repurchase Agreement"), each between Maker and Payee and dated as of the date hereof, and is subject to the terms and conditions thereof. The shares of common stock of Payee issuable to Maker pursuant to the Subscription Agreement are referred to herein as the "Shares".

          1. Payments. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the executive offices of Payee located at 1800 Century Park East, Suite 900, Los Angeles, California 90067, or at such other place as shall be designated in a written notice delivered to Maker. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day, and such extension of time shall be included in the computation of interest payable on this Note. Each payment hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal.

          2.  Mandatory Payments.

              (a) Maker shall make quarterly mandatory payments on this Note on each July 31, October 31, January 31 and April 30, commencing on the first such date to follow the date hereof, in sixteen (16) installments, with each installment consisting of a principal payment in the amount of $ 7,500.00, plus all interest accrued on the Principal Amount through the date such payment is made.

              (b) Notwithstanding the foregoing, the Principal Amount, together with accrued interest thereon, shall become due and payable in full immediately upon the termination of Maker's employment with Payee or its affiliates or Maker's death; provided, however, that if upon such termination of employment or death Payee is prohibited from purchasing the Shares by applicable law or any contract or agreement binding on Payee, this Note shall continue in full force and effect until such time as Payee notifies Maker in writing that it is legally and contractually permitted to purchase the Shares, at which time the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable.

          3. Voluntary Prepayments. Maker shall have the right at any time and from time to time to prepay the principal and interest of this Note in whole or in part, without premium or penalty; provided that each such prepayment shall be in a minimum amount of One Thousand Dollars ($1,000) and integral multiples of that amount, or the amount of principal and interest then outstanding, whichever is less. All prepayments will be applied to payments in reverse order of maturity.

          4. Pledge of Security. Maker has entered into a Pledge Agreement with Payee dated as of the date hereof (the "Pledge Agreement") pursuant to which Maker pledges the Shares as security for this Note. All certificates or other instruments representing or evidencing such Shares shall be delivered to and held by Payee pursuant to the terms of the Stock Repurchase Agreement and the Pledge Agreement.

          5. Representations and Warranties. Maker hereby represents and warrants to Payee that:

              (a) This Note constitutes the legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms.

              (b) Maker is the legal and beneficial owner of the Shares free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance except for the security interest created by the Pledge Agreement.

              (c) The pledge of the Shares pursuant to the Pledge Agreement creates a valid first priority security interest in the Shares, securing the payment of the obligations under this Note.

          6. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

              (a) failure of Maker to pay any principal or interest under this Note when due, whether by acceleration (including, without limitation, acceleration pursuant to Section 2(b) hereof, by mandatory payment or otherwise, and such failure is not cured within 10 days;

              (b) Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case of bankruptcy under the U.S. Federal Bankruptcy Code (as now or hereafter in effect), or (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or readjustment of debts;

              (c) a proceeding or case shall be commenced, without application or consent of Maker, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of the debts of Maker, (ii) the appointment of a trustee, receiver, custodian or liquidator of all or substantially all of the assets of Maker, or
(iii) similar relief in respect of Maker under any applicable law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and, in any such case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more business days; or an order for relief against Maker shall be entered in an involuntary case under the U.S. Federal Bankruptcy Code (as now or hereafter in effect);

              (d) Maker shall challenge, or institute any proceedings to challenge, the validity, binding effect or enforceability of this Note or any other obligation to Payee;

              (e) Payee shall not have or cease to have a first priority security interest in the Shares;

              (f) failure by Maker to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Note, the Pledge Agreement, the Subscription Agreement or the Stock Repurchase Agreement, and such failure is not cured within 10 days; or

              (g) any representation or warranty made by Maker to Payee herein shall prove to be false in any material respect when made.

          7.  Remedies. Upon the occurrence of any Event of Default specified in
Section 6 above, the Principal Amount of this Note together with accrued interest thereon shall become immediately due and payable without notice of default, presentment or demand for payment, protest or other notices or demands of any kind (all of which are hereby expressly waived by Maker). Maker agrees to pay all cost and expenses, including without limitation, reasonable attorneys' fees and legal expenses, incurred by Payee in the enforcement and collection of this Note.

          8. Governing Law. This Note and the rights and obligations of the Maker and the Payee hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the day and year first above written.


                              MAKER


                              By:
                                      ---------------------------------
                              Name:        [Insert Executive's Name]
                                      ---------------------------------

                                   EXHIBIT E

                 AUTHORIZATION FOR PAYROLL DEDUCTION FOR LOAN

                 AUTHORIZATION FOR PAYROLL DEDUCTION FOR LOAN

          I, [Insert Executive's Name], hereby agree and acknowledge that as a result of [a] loan(s) to me by Korn/Ferry International (the "Company"), which is my employer or the parent or affiliate corporation of my employer, pursuant to that certain Stock Subscription Agreement dated as of December 31, 1998 (the "Subscription Agreement"), I owe the Company the aggregate sum of $ 120,000.00 which is evidenced by the Second Installment Note -- Option 1 dated as of December 31, 1998, delivered to the Company pursuant to the terms of the Subscription Agreement, copies of which are attached hereto and incorporated herein by this reference (the "Note"). I wish to repay this sum to the Company in the form of semi-monthly or monthly payroll deductions (in accordance with the Company's payroll practice) and deductions from annual bonus advances and bonus payments, if any. Therefore, in accordance with California Labor Code
Section 224 and other applicable laws, I hereby authorize my employer to deduct from each of my payroll checks and bonus advance and bonus payment checks, if any, the payments due under and in accordance with the terms of the Note. Such deductions are authorized over and above any other deductions I may have already authorized (e.g., insurance premiums, hospital or medical dues). If I should for any reason cease employment with my employer, any unpaid balance of the Note may be deducted from my final payroll check, or from any other check for compensation I may receive from my employer (e.g., for unused vacation).


EXECUTED ON: _____________, 19___

                              By:
                                        ----------------------------
                              Name:        [Insert Executive's Name]
                                        ----------------------------

                                   EXHIBIT F

                          STOCK REPURCHASE AGREEMENT

                          STOCK REPURCHASE AGREEMENT

          THIS STOCK REPURCHASE AGREEMENT (this "Agreement") is entered into as of December 31, 1998 by and between Korn/Ferry international, a California corporation (the "Company"), and [Insert Executive's Name], an individual (the "Shareholder").

                                   RECITALS

          A. The Company is a corporation duly organized and existing under the laws of the State of California.

          B. In 1998, the Company adopted the Interim Executive Equity Participation Program (the "Interim Equity Plan"), which provides for the sale of shares of Company common stock to certain officers of the Company.

          C. The Shareholder desires to participate in the Interim Equity Plan and to purchase the amount of shares of Company Common Stock set forth in the Interim Executive Participation Program Stock Subscription Agreement (Basic Equity Account) between Company and Shareholder dated as of December 31, 1998 (the "Subscription Agreement"), which requires that Shareholder enter into this Agreement with the Company.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

          1. Definitions. For all purposes of this Agreement, the following definitions apply:

              "Change in Control" means any of the following:

              (i) An acquisition by any person (excluding one or more Excluded Persons) of beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act or a pecuniary interest in (or comprising "ownership of") more than 30% of the Common Stock or voting securities entitled to then vote generally in the election of directors of the Company ("Voting Stock"), after giving effect to any new issue in the case of an acquisition from the Company; or

              (ii) Approval by the shareholders of the Company of a plan of merger, consolidation, or reorganization of the Company or of a sale or other disposition of all or substantially all of the Company's consolidated assets (collectively, a "Business Combination"), other than a Business Combination (1) in which all or substantially all of the holders of Voting Stock hold or receive, directly or indirectly, 70% or more of the voting securities of the entity resulting from the Business Combination (or a parent company), (2) after which no person (other than any one or more of the Excluded Persons) owns more than 30% of the voting securities of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately before the

Business Combination, or (3) after which one or more Excluded Persons own an aggregate number of shares of the voting securities of the resulting entity (or a parent company) at least equal to the aggregate number of shares of voting securities of the resulting entity (or a parent company) owned by any other person who (a) is not an Excluded Person (except for any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act), if any, and (b) who owned more than 30% of the Voting Stock; or

              (iii) Approval by the Board of Directors of the Company and (if required by law) by shareholders of the Company of a plan to consummate the dissolution or complete liquidation of the Company; or

              (iv) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director of the Company (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (a) or (b) of this definition) whose appointment, election, or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors.

          For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions.

               "Controlled Trust" means a trust owned or controlled by the Shareholder for which the Shareholder has the authority and power to dispose of all such trust's assets.

               "Equity Committee" means a committee appointed by the Board of Directors of the Company. The Equity Committee shall be comprised of three members of the board of directors of the Company, at least two of which shall not be officers or employees of the Company. Prior to the appointment of the Equity Committee, "Equity Committee" means any of the named executive officers of the Company under the Security Act of 1933.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Excluded Person" means

               (i)   the Company;

               (ii) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act;

               (iii) any employee benefit plan of the Company; or

               (iv) any affiliates (within the meaning of the Exchange Act), successors, or heirs, descendants or members of the immediate families of the individuals identified in part (b) of this definition.

               "Fiscal Year" means the fiscal year of the Company as specified from time to time by the Board of Directors of the Company, which is currently specified as the period beginning each May 1 and ending each April 30.

               "401(k) Plan" means the Korn/Ferry International Employee Tax Deferred Savings Plan.

               "IPO" means an initial public offering of the common stock of the Company.

               "IPO Date" means the date on which an initial public offering of the common stock of the Company is consummated.

               "Shares" means the shares of Common Stock currently owned by the Shareholder from any source (other than shares of the Common Stock held in the 401(k) Plan) or which may be acquired by the Shareholder in the future under the Interim Equity Plan, or distributed to the Shareholder under the 401(k) Plan. Shares acquired on the public market following the Company's initial public offering shall not be considered as "Shares".

               "Transfer" means to sell, transfer, hypothecate, pledge or to otherwise dispose of.

               "Value" means, for purposes of determining the price at which a Share will be purchased pursuant to this Agreement, (a) the lesser of (i) the value of such Share as determined under the Subscription Agreement, plus interest at the rate of eight and one-half percent (8.5%) per annum, or (ii) the closing New York Stock Exchange trading price of such Share at the time of purchase pursuant to this Agreement, or (b) such other value or formula for determining value as may be specified from time to time after the date hereof in a resolution adopted by the Board of Directors of the Company, in its sole and absolute discretion, for purposes of this Agreement.

          2. Prohibition on Transfer. Except as expressly set forth herein, the Shareholder shall not Transfer the Shares or any interest therein held by the Shareholder without the prior written consent of the Equity Committee. Any purported Transfer not in compliance with the terms and conditions of this Agreement shall be void and of no force and effect. If the Shares are Transferred, in whole or part, voluntarily or involuntarily, by operation of law or otherwise, by reason of insolvency or bankruptcy of the Shareholder, or otherwise in violation of the provisions of this Agreement, the recipient of any of the Shares shall not be registered on the books of the Company and shall not be recognized as the holder of the Shares by the Company and shall not acquire any voting, dividend or other rights in respect thereof.

          3. Investment Intent. The Shareholder hereby represents and warrants to the Company that the Shareholder's purchase of the Shares has been made for his or her own account, for investment purposes only and not with a view to distribution or resale of the Shares. The sale of the Shares has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Except as expressly set forth herein, the Shareholder may not sell the Shares unless the sale has been so registered or unless such registration is not required and if requested by the Company, the Shareholder shall provide the Company with an opinion of counsel satisfactory to the Company to that effect.

          4. Restriction on Certificates. The Shareholder understands and agrees that the certificates issued to him or her representing the Shares:

                    (a) shall contain the following legend so long as the Shares are subject to the restrictions specified in this Agreement:

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT EVIDENCE OF SUCH REGISTRATION OR OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT. THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE WITHOUT THE WRITTEN CONSENT OF THE EQUITY COMMITTEE OF KORN/FERRY INTERNATIONAL IS PROHIBITED BY THE TERMS OF A STOCK REPURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS."

                    (b) May contain additional legends as required by state securities laws.

                    (c) Shall contain the following legend, if the Shareholder is not a U.S. Person, as defined in the Act and Regulation S promulgated thereunder:

"THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED."

          5. Permitted Transfers At and Following IPO. The Shareholder may Transfer Shares according to the following schedule:

     Date                     Maximum Number of Shares Permitted to be
     ----                     ----------------------------------------
                              Transferred
                              -----------

On the second anniversary     Up to thirty percent (30%) of the Shareholder's
of IPO Date or within two     Shares (See clause (i) below)
weeks thereafter

On the third anniversary      Up to fifty percent (50%) of the Shareholder's
of IPO Date or within two     Shares (See clause (i) below)
weeks thereafter

On the fourth anniversary     All of the Shareholder's Shares
of IPO Date or thereafter

The foregoing schedule of the maximum number of Shares permitted to be Transferred shall be applied as follows:

               (i) The percentages shall be applied to the sum of the Shareholder's Shares not yet Transferred as of the time of a Transfer, plus any Shares previously Transferred pursuant to the above schedule. The resulting number shall then be reduced by the number of Shares previously Transferred to determine the maximum number of Shares permitted to be Transferred.

               As an example by way of illustration only, and not reflective of the Shareholder's actual number of Shares, assume the Shareholder had 100 Shares on the second anniversary of the IPO Date, and that an additional 50 shares of Common Stock were beneficially owned by the Shareholder in the 401(k) Plan. As of the second anniversary of the IPO Date, the Shareholder would have the right to Transfer up to thirty percent (30 shares) of the 100 shares held by the Shareholder outside of the 401(k) Plan. (Note:
     Sale of shares of common stock beneficially owned under the 401(k) Plan are governed by the provisions of the 401(k) Plan rather than this Agreement.)

               If the Shareholder sold 30 shares on the second anniversary of the IPO Date, and, before the third anniversary of the IPO Date, received a distribution from the 401(k) Plan of 50 shares of Common Stock, the Shareholder would have 120 Shares on the third anniversary of the IPO Date. As of the third anniversary of the IPO Date, the Shareholder would be permitted to Transfer up to fifty percent of the sum of the Shares then held (120 shares) plus the Shares previously sold (30 shares), less the Shares previously sold, equals 45 shares.

               (ii) No Shares may be Transferred in the period from the day after two weeks following the second anniversary of the IPO Date until the third anniversary of the IPO Date or in the period from the day after two weeks following the third anniversary of the

IPO Date until the fourth anniversary of the IPO Date. The Shareholder agrees that fifty percent (50%) of the proceeds of the sale of the Shareholder's Shares on the second or third anniversary of the IPO Date (or within two weeks thereafter), shall be applied to reduce the balance of the Shareholder's notes initially issued in connection with the Shareholder's execution of the Subscription Agreement. The Shareholder agrees that if the outstanding balance of the Shareholder's notes under the Subscription Agreement is less than fifty percent (50%) of the proceeds of the sale of the Shareholder's Shares on the second or third anniversary of the IPO Date (or within two weeks thereafter), as applicable, then all of the outstanding balance of the Shareholder's notes under the Subscription Agreement shall be repaid with the proceeds of such sale. The Shareholder agrees that all of the outstanding balance of the Shareholder's notes under the Subscription Agreement shall be repaid if the Shares are sold on the fourth anniversary or thereafter. The Shareholder agrees to provide the Company written notice ninety (90) days prior to any sales on the second or third anniversary of the IPO Date (or within two weeks thereafter) or on the fourth anniversary (or thereafter).

              (iii) Any shares of Common Stock beneficially owned by the Shareholder in the 401(k) Plan shall not count towards determining the Shares which may be Transferred unless and until such shares of Common Stock are distributed out of the 401(k) Plan directly to the Shareholder or rolled over into an individual retirement account or similar plans designated by the Shareholder.

              (iv) Notwithstanding anything to the contrary in this Section 5 and except with respect to sales pursuant to Section 5(a)(ii) above, the Shareholder may not Transfer any of the Shares that are pledged as security for any outstanding notes executed by the Shareholder in favor of the Company under the Subscription Agreement.


          6. Permitted Transfers. The Shareholder may Transfer any or all of the Shares without the consent of the Equity Committee if such Transfer is made
(i) to a Controlled Trust in connection with bona fide estate planning efforts by the Shareholder, (ii) upon the Shareholder's death, (iii) upon the Shareholder's permanent incapacity as determined by the Equity Committee or (iv) upon a Change in Control which occurs after the IPO Date. Transfer of any or all of the Shares to a person or an entity other than a Controlled Trust shall require the prior written consent of the Equity Committee; provided that the Shareholder may Transfer all of the Shares without the consent of the Equity Committee upon the Shareholder's death. Prior to any Transfers made to a Controlled Trust pursuant to this Section 6, the Shareholder shall provide to the Company a certificate, in form acceptable to the Company, to the effect that the entity to which the Shares are being Transferred is a Controlled Trust as defined in this Agreement. Notwithstanding anything to the contrary in this
Section 6, the Shareholder may not Transfer any of the Shares that are pledged as security for any outstanding notes executed by the Shareholder in favor of the Company under the Subscription Agreement.

          7. Possession of Certificates. The Company shall hold the certificates evidencing the Shares as custodian to protect its interests hereunder until the Shareholder has the right to Transfer all or a portion of the Shares in accordance with the terms of this Agreement. In furtherance thereof, the Shareholder shall execute and deliver to the Company assignments in blank, in the form of Exhibit A hereto, for the Transfer of such certificates. The Company will deliver to Shareholder a receipt for such Shares in the form of Exhibit B hereto.

          Upon the request of the Shareholder, when the Shareholder has the right to Transfer all or a portion of the Shares, the Company shall deliver those certificate(s) representing that portion of the Shares which may be Transferred to the Shareholder.

          8.  Repurchase of Shares by Company.

              (a) Upon an occurrence described in Section 8(b) hereof, and subject to any prohibitions on the purchase of Shares by the Company under applicable law or any agreement binding on the Company, the Shareholder shall sell, if the Company elects to purchase, Shares in the number determined under
Section 8(b) at a price per share equal to the Value as of the date on which such Shares are to be purchased by the Company; provided, however, that if the Shareholder is subject to Section 16(b) under the Exchange Act, such purchase by the Company shall not occur at any time when such purchase will cause the Shareholder to incur liability under Section 16(b) and the Shareholder shall not purchase any shares of Common Stock which is not exempt or of which the sale will not yield a profit from the time the Shareholder is notified of the Company's election to purchase until the earlier of (i) the completion of the Company's purchase under this Section or (ii) six months after it receives such notice. Notwithstanding the foregoing, if the Company is prohibited from purchasing the Shares by applicable law or by any contract or agreement binding on the Company, including without limitation any loan agreement, the Company may elect to purchase the Shares determined under Section 8(b) as soon as practicable after it determines in good faith that it is legally and contractually permitted to do so. If the Shareholder paid for all or any part of the Shares with a promissory note or notes payable to the Company, the Company shall, and the Shareholder hereby authorizes the Company to, offset against any amounts owing to the Shareholder by the Company with respect to the Shares purchased hereunder any amounts outstanding for principal or accrued interest under such promissory note(s). Any amount so offset shall be deducted from the purchase price to be paid under this Section upon the purchase of the Shares by the Company. The balance of the purchase price for the Shares, if any, shall be paid by the Company, in its sole and absolute discretion, either in cash or by delivery of a non-transferable promissory note in the form of Exhibit C hereto (the "Note"). The Note shall bear simple interest at Bank of America's (or its successor's) reference rate as of the business day prior to the date on which the Note is executed and may be for a term of up to five years. The Note shall be paid in equal annual installments of principal plus all accrued and unpaid interest on the outstanding principal amount. Subject to the preceding sentence, the actual term of the Note shall be determined in the sole and absolute discretion of the Company. The indebtedness evidenced by the Note, both principal and interest, shall be subordinated and junior, to the extent set forth in the next sentence, to all indebtedness of the Company, both principal and interest (accrued and accruing thereon both before and after the date of filing a petition in any bankruptcy, insolvency, reorganization or receivership proceedings, whether or not allowed as a claim in such case or proceeding) in respect of borrowed money, whether outstanding on the date of the Note or thereafter created, incurred or assumed (collectively, the "Senior Debt"); provided, that such

Senior Debt shall not include any obligation of the Company under the Equity Plan to repurchase shares of its common stock. Upon the maturity of any of the Senior Debt by lapse of time, acceleration or otherwise, all principal of, and interest on, all such matured Senior Debt shall first be paid in full before any payment is made by the Company on account of principal of, or interest on, the Note.

              (b) The Company shall have the right to purchase, and in the event the Company elects to purchase, the Shareholder shall sell to the Company, all of the Shareholder's Shares, if, prior to the IPO Date, the Shareholder's employment with the Company terminates (for any reason whatsoever). The Company shall also have the right to purchase, and in the event the Company elects to purchase, the Shareholder shall sell to the Company, all of the Shareholder's Shares, if the Shareholder has not commenced providing services to the Company in active employment by _____, 19__, whether such date is before or after the IPO Date. Furthermore, the Company shall have the right to purchase, and in the event the Company elects to purchase, the Shareholder shall sell to the Company, all of the Shareholder's Shares, if, on or after the IPO Date, the Company determines that any one or more of the following past or present acts or events have occurred: (1) the Shareholder engages or has engaged in behavior that is materially disruptive to the Company, or (2) the Shareholder materially interferes with (or has materially interfered with) or engages in conduct that materially interferes with (or has materially interfered with) the efficient operation of the Company or any office of the Company, or (3) the Shareholder engages or has engaged in acts or conduct that are materially injurious to or otherwise materially harm the Company or any office of the Company, or (4) the Shareholder breaches or has breached any agreement with the Company, or (5) the Shareholder engages or has engaged in conduct or acts materially detrimental to the Company, or (6) the Shareholder becomes or became affiliated with a competitor, or develops, or makes a contribution to, a competing enterprise, (7) the Shareholder discloses or has disclosed confidential Company information to a third party, or (8) the Shareholder is or was convicted of a felony or other crime involving fraud, dishonesty or acts of moral turpitude. For purposes of this Section 8(b)(1)-(8), the "Company" shall include all of its affiliates and subsidiaries.

              If the Company determines that any one or more of the foregoing acts or events has occurred, the Shareholder may appeal such determination to the Equity Committee within ten (10) days of receipt of written notice of such determination from the Company. The Equity Committee shall overturn the Company's determination or confirm the Company's determination along with whether Shareholder's acts or conduct are curable by the Shareholder and provide notice of its decision within thirty (30) days from the date of receipt of the notice of appeal. If the Equity Committee determines that the Shareholder's acts or conduct are curable, then the Shareholder shall be given thirty (30) days following notice of the Equity Committee's decision to cure such acts or conduct, and an additional ten (10) days to provide evidence reasonably satisfactory to the Company of such cure reasonably acceptable to the Equity Committee. If the Equity Committee determines that the acts or conduct are not curable, or the Shareholder does not provide evidence reasonably satisfactory to the Company that curable acts or conduct have been cured within the specified time period, then the Company's determination shall be final and binding.

              The Shareholder acknowledges that the Company's purchase right under this Section 8(b) may be financially disadvantageous to the Shareholder if, at the time of the purchase, there is a large differential between the Value (as that term is defined herein) of the Shares to be purchased and the then market value of the shares of Common Stock.

          9. Assignment of Purchase Rights. The Company may assign, in whole or part, its right to purchase the Shares under this Agreement to a designee(s).

          10. Presently Owned and After-Acquired Shares. The Shareholder agrees that the terms and conditions of this Agreement shall be binding upon him or her as to any Shares.

          11. Repurchase upon Change in Marital Status. In the event that the Shareholder's marital status is altered by dissolution or divorce or by the death of the Shareholder's spouse, any interest of his or her former spouse in the Shares still subject to the restrictions set forth in Section 5, whether as community property or as a result of a property settlement agreement, a divorce decree or other legal proceeding, may be purchased by the Company and shall be sold by the Shareholder's former spouse or his or her estate according to the provisions of this Agreement and at a price per share equal to the Value as of the date on which such Shares are to be purchased by the Company. The Shareholder agrees to notify the Company of any change in marital status, including, without limitation, marriage, dissolution of marriage, divorce or death of spouse; within ten (10) business days of said event. The Shareholder agrees to cause any spouse who has not signed a consent to this Agreement in the form of Exhibit D to do so at the time notice is given to the Company under this Section. This Section 11 does not release any of the Shares from the transfer restrictions set forth in Section 5(a).

          12. Amendment. No change, amendment or modification of this Agreement shall be valid unless it is in writing and signed by the Company and the Shareholder.

          13. Remedies. The parties agree that the Company will be irreparably damaged in the event the agreements contained herein are not specifically enforced. If any dispute arises concerning the transfer of any Shares, an injunction may be issued restraining any such transfer pending the determination of such controversy. In the event of any controversy, such rights or obligations shall be enforceable in a court by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company may have.

          14. Expenses. Shareholder agrees to pay to the Company the amount of any and all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses, which the Company may incur in connection with the enforcement of its rights hereunder.

          15. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be delivered via facsimile, first class mail, postage prepaid, overnight courier, messenger or telecopier. Any communication so addressed and delivered shall be deemed to be given seven days after delivery and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, an authorized officer of the recipient. All such communications, if intended for the Company, shall be addressed to the Company as follows:

               Korn/Ferry International
               1800 Century Park East
               Suite 900
               Los Angeles, California 90067
               Attn.:  Corporate Secretary

and if intended for the Shareholder shall be addressed to the Shareholder at his or her address as shown on the Company's books. Any party may change his, her or its address for notice by giving notice thereof to the other party to this Agreement. A change of address notice by the Shareholder shall be recorded in the books of the Company as the Shareholder's address for notice unless the Shareholder otherwise instructs the Company.

          16. Governing Law. All questions with respect to the construction of this Agreement and the rights and liabilities of the parties hereto shall be governed by the internal laws of California, without giving effect to the conflict of law provisions thereof.

          17. Successors and Assigns. Subject to the terms herein, this Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto. Nothing herein shall obligate the Company to obtain the consent of Shareholder if the Company undergoes a reorganization, restructuring or recapitalization, including without limitation, the acquisition by the Company of an entity or entities controlled by the Company in connection with the reincorporation of the Company in a state other than California.

          18. Entire Agreement. This Agreement contains the entire Agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter contained in this Agreement which are not fully set forth herein.

          19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20. Waiver. No waiver of any right pursuant hereto or waiver of any breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or affect the later enforcement of such right.

          21. Captions. The captions of the various sections herein are solely for the convenience of the parties hereto and shall not affect or control the meaning or construction of this Agreement.

          22. Severability. Should any portion of this Agreement be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Agreement and shall not affect the remainder hereof.

          23. Agreement Available for Inspection. An original copy of this Agreement, together with all amendments, duly executed by the Company and the Shareholder, shall be delivered to the Secretary of the Company and maintained by him or her at the principal executive office of the Company and shall be available for inspection by any person requesting to see it.

          24. Regulation G, T, U or X. The Company's possession of the certificates evidencing the Shares pursuant to Section 6 of this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System

          24. Additional Documents. The parties hereto agree to sign all necessary documents and take all other actions necessary to carry out the provisions of this Agreement.

          IN WITNESS, WHEREOF, the parties have executed this Agreement as of the date first written above.



                              SHAREHOLDER

                              By:
                                    ------------------------------------
                              Name:      [Insert Executive's Name]
                                    ------------------------------------



                              KORN/FERRY INTERNATIONAL

                              By:
                                    ------------------------------------
                              Name:      Elizabeth S.C.S. Murray
                                     -----------------------------------
                              Title:     Executive VP & CFO
                                      ----------------------------------

                                   EXHIBIT A

                         IRREVOCABLE STOCK ASSIGNMENT

          For good and valuable consideration pursuant to Section 6 of that certain Stock Repurchase Agreement between the undersigned and Korn/Ferry International, the undersigned hereby sells, assigns and transfers to _______________________ _______ shares of common stock of Korn/Ferry
International, represented by Certificate No(s). _______________ standing in the name of the undersigned on the books of said company.



                              By:
                                     -----------------------------------
                              Name:      [Insert Executive's Name]
                                     -----------------------------------

                              Dated: _____________, 19__



WITNESS:


By:
       ----------------------------
Name:
       ----------------------------
Dated: ______________________, 19__

                                   EXHIBIT B

                                    RECEIPT

                                 [SAMPLE ONLY]
                                 =============

          Korn/Ferry International, a California corporation (the "Company"), hereby acknowledges that it has received and is holding as custodian on behalf of ______________________________________________________________, an officer of the Company ("Executive"), _______ shares of Company Common Stock (the "Shares"), represented by certificate(s) number _________, _________ and __________ issued on _____________, 19___ in the name of Executive (copies of which are attached hereto), together with an Irrevocable Stock Assignment executed by Executive (the "Stock Assignment"). The Shares and the Stock Assignment are being held by the Company pursuant to and in accordance with the terms of that certain Stock Repurchase Agreement between the Company and Executive, and any promissory note(s) and related Stock Pledge Agreement delivered by Executive to the Company in connection with the purchase of all or a portion of the Shares.


                              KORN/FERRY INTERNATIONAL


                              By:
                                 -------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                    ----------------------------------

Dated:_______________, 19__

                                   EXHIBIT C

                           KORN/FERRY INTERNATIONAL
                 NON-TRANSFERABLE SUBORDINATED PROMISSORY NOTE

                                 [SAMPLE ONLY]
                                 =============

$_______________                                          _________________,19__

          FOR VALUE RECEIVED, the undersigned, KORN/FERRY INTERNATIONAL, a California corporation (the "Company") hereby promises to pay to the order of _____________________ __________________ ("Payee") the principal sum of
______________________________ dollars ($___________), plus interest on the unpaid balance thereof at the rate of ______% per annum [reference rate of Bank of America (or its successor) on the date hereof].

          Payments of principal and interest hereunder shall be in lawful money of the United States of America and shall be payable in ______________ (____) annual payments, the first such payment to be made on ___________, 19__, and the final such payment to be made on ____________, 19__. Interest shall be simple interest and shall be paid on the basis of a 360-day year and a 30-day month.

           Principal and interest on this note are payable, at__________________

_____________________________________________, or such other place as Payee shall designate in writing for such purpose at least five business days in advance of the applicable payment date. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty. The timely tender of any payment of principal or interest on this note shall be deemed to have been made if a check for such payment is mailed two business days before the day such payment is due.

          If any payment of principal or interest on this note shall be due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in the City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, and any such extended time shall not be included in computing interest in connection with such payment.

          The indebtedness evidenced by this note, both principal and interest, is subordinated and junior to the extent set forth in Section 7 of that certain Stock Repurchase Agreement dated as of _________________ between the Company and Payee.

          Payee shall not sell, assign or otherwise transfer or dispose of all or any part of this note to any person, partnership, corporation, firm or other entity, except with the prior written consent of the Company.

          This note is made and delivered in California and shall be governed, construed and enforced according to the laws of the State of California.


                              KORN/FERRY INTERNATIONAL

                              By: _____________________________________
                              Name: ___________________________________
                              Title: __________________________________

                                   EXHIBIT D

                       CONSENT OF SPOUSE OF SHAREHOLDER

          The undersigned, being the spouse of the Shareholder, [Insert Executive's Name], who has signed the foregoing Agreement, hereby acknowledges that he or she has read and is familiar with the provisions of said Agreement including but not limited to Section 11 herein and agrees to be bound thereby and join therein to the extent, if any, that his or her agreement and joinder may be necessary. The undersigned hereby agrees that the Shareholder may join in any future amendment or modifications of the Agreement without any further signature, acknowledgment, agreement or consent on his or her part; and the undersigned hereby further agrees that any interest which he or she may have in the Shares held by Shareholder shall be subject to the provisions of this Agreement.



                              By:
                                    ----------------------------------
                              Name:
                                    ----------------------------------
                              Dated:
                                    ----------------------------------

                                   EXHIBIT G

                            STOCK PLEDGE AGREEMENT

                            STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of December 31, 1998 by and between Korn/Ferry International, a California corporation (the "Company"), and [Insert Executive's Name], an officer of the Company ("Executive").

                                R E C I T A L S

          A. In 1998, the Company adopted the Interim Executive Equity Participation Program (the "Interim Equity Plan"), which provides for the sale of shares of Company common stock to certain officers of the Company.

          B. Executive has agreed to participate in the Interim Equity Plan and to purchase from the Company shares of Common Stock (the "Shares") of the Company, in the amount and pursuant to the terms of the Interim Executive Equity Participation Program Stock Subscription Agreement (Basic Equity Account), dated as of December 31, 1998 (the "Subscription Agreement").

          C. The Shares are also subject to the terms of that certain Stock Repurchase Agreement dated as of December 31, 1998 between Company and Executive delivered pursuant to the Subscription Agreement (the "Stock Repurchase Agreement").

          D. Executive has agreed to pledge all of the Shares being acquired by Executive to secure payment of the promissory note(s) made as of the date hereof or at any future date by Executive in favor of the Company pursuant to Sections 4 and 5 of the Subscription Agreement (the "Promissory Note(s)").

          NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth below, the parties hereto agree as follows:

          1. Creation of Security Interest. As security for the prompt payment and performance in full when due, whether on the respective maturity dates, by acceleration or otherwise (including payments of amounts that would become due by operation of the automatic stay under Section 362(a) of the Bankruptcy Code, or any successor provision thereto), of the Promissory Note(s), Executive hereby assigns, transfers to and pledges for the purpose of creating a security interest for the benefit of Company, all of the Shares and the certificates representing the Shares and any interest of Executive in the entries on the Company's books pertaining to the Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Shares (the "Collateral"). The Company shall retain possession of any and all of the stock certificates representing the Shares pursuant to the terms of this Agreement and the Stock Repurchase Agreement, which also provides for the delivery of executed stock powers, but shall not encumber or dispose of the Collateral except in accordance with the provisions of this Agreement.

          2. Representations and Warranties of Executive. Executive represents and warrants as follows:

              (a) Executive has good title to the Shares as the legal and beneficial owner thereof.

              (b) There are no restrictions upon the transfer of the Shares other than pursuant to the Subscription Agreements, the Stock Repurchase Agreement and applicable securities laws.

              (c) Except for the security interest granted in this Pledge Agreement, there is no adverse lien, security interest or encumbrance in or on said Shares.

          3. Dividends. During the term of this Pledge Agreement, any dividends declared on the Collateral shall be paid to the Executive provided that there has not been an Event of Default (as defined in Paragraph 6 hereof). Upon occurrence of any Event of Default, all such amounts shall thereafter be paid to Company.

          4. Voting Rights. During the term of this Pledge Agreement and so long as there has not been an Event of Default (as defined in Paragraph 6 hereon), Executive shall have the right to vote the Collateral. Upon occurrence of any Event of Default, such rights shall immediately be transferred to Company.

          5. Stock Adjustment. In the event that during the term of this Pledge Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such changes in the Collateral shall be held by the Company under the terms of this Pledge Agreement in the same manner as the Shares originally transferred hereunder.

          6. Events Giving Rise to Default. The occurrence of any of the following events shall constitute an "Event of Default":

              (a) Failure of Executive to keep or perform any of the terms or provisions of this Pledge Agreement.

              (b) The occurrence of an Event of Default as defined in any Promissory Note.

          7. Remedies on Event of Default. Upon the occurrence of an Event of Default as specified in Paragraph 6 hereof, Company may then elect to sell all or any part of the Collateral or may elect to exercise any other rights or pursue any other lawful remedies pursuant to applicable provisions of the California Commercial Code. The Company may buy all or any part of the Collateral at any such sale. The proceeds of any such sale shall be applied, in order, to the following:

              (a) The reasonable expenses of retaking, holding, preparing for sale, selling, and the like, including, without limitation, reasonable attorneys' fees and legal expenses incurred by the Company;

              (b) The unpaid balance of principal and interest due under the Promissory Note(s).

          The surplus, if any, shall be paid to the person or persons entitled thereto. If there be a deficiency, Executive shall be personally liable to the Company for any such deficiency.

          Upon the occurrence of an Event of Default, the Company may propose to accept the Collateral, which acceptance shall discharge any then undischarged obligation of Executive hereunder, all as in accordance with applicable provisions of the California Commercial Code.

          8. Payment of Indebtedness. Upon the fulfillment of all obligations of Executive for payment in full of the Promissory Note(s), the Company shall continue to hold all of the certificates representing the Shares and the related Stock powers pursuant to the terms of the Stock Repurchase Agreement.

          9. Continuing Agreement. Until all indebtedness pursuant to the Promissory Note(s) shall have been paid in full, all rights, powers and remedies granted to the Company hereunder shall continue to exist and may be exercised by the Company at any time.

          10. Rights of Company. The rights, powers and remedies given to the Company by virtue of this Agreement shall be in addition to all rights, powers and remedies given to the Company by virtue of any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Company shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Company.

          11. Expenses. Executive agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred in the enforcement of this Agreement.

          12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

          13. Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, assigns, administrators and executors.

          14. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be mailed first class, postage prepaid, or shall be personally delivered. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, the recipient. All such communications shall be addressed as follows:

            If to the Company:

                  Korn/Ferry International
                  1800 Century Park East
                  Suite 900
                  Los Angeles, California 90067
                  Attn.:  Corporate Secretary

          If to the Executive:

          At Executives address as shown in the Company's books or to such other address as is provided by the parties hereto from time to time.

          15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              EXECUTIVE


                              By:
                                    -----------------------------------
                              Name:     [Insert Executive's Name]
                                    -----------------------------------


                              COMPANY:

                              KORN/FERRY INTERNATIONAL

                              By:
                                    -----------------------------------
                              Name:    Elizabeth S.C.S. Murray
                                    -----------------------------------
                              Title:   Executive VP & CFO
                                    -----------------------------------